Exhibit 99.1

# WEINGARTEN REALTY

## Supplemental Financial Information

Quarter Ended
September 30, 2014

Kroger
SunTrust

MOVING FORWARD.

Table of Contents	Page
Quarterly Earnings Press Release	i - iv
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures	11
New Development Properties	12
Land Held for Development	13
Disposition and Acquisition Summary	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 39

Other Topics of Interest
Portfolio Transformation	41

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2014, we owned or operated under long-term leases, interests in 251 properties which are located in 21 states that span the United States from coast to coast. These properties represent approximately 47.4 million square feet of which our interests in these properties aggregated approximately 29.0 million square feet of leasable area. Our properties were 94.9% leased as of September 30, 2014, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY REPORTS SAME PROPERTY NOI INCREASE OF 3.8% AND INCREASES FFO GUIDANCE

HOUSTON, October 23, 2014 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended September 30, 2014. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.
Third Quarter Operating and Financial Highlights

▪	Recurring Funds from Operations ("FFO") for the quarter increased to $0.53 per diluted share from $0.51 per diluted share a year ago;

▪	Same Property Net Operating Income increased 3.8% over the same quarter of the prior year;

▪	Occupancy increased 0.5% over the same quarter of the prior year to 94.9%;

▪	Rental rates on new leases and renewals were up 20.3% and 9.5%, respectively; and

▪	Eleven properties and two land parcels were sold for $120.7 million.
Financial Results
The Company reported net income attributable to common shareholders of $97.6 million or $0.79 per diluted share (hereinafter “per share”) for the third quarter of 2014, as compared to $57.8 million or $0.47 per share for the same period in 2013. The increase is due primarily to significant gains on sales of properties in 2014.
Reported FFO was $64.8 million or $0.52 per share for the third quarter of 2014 compared to $60.5 million or $0.49 per share for 2013. Year-to-date, Reported FFO was $193.4 million or $1.56 per share for 2014 compared to $172.6 million or $1.39 per share for 2013.
Recurring FFO for the quarter ended September 30, 2014 was $0.53 per share or $66.2 million. For the same quarter last year, Recurring FFO was $0.51 per share or $63.3 million. The increase in Recurring FFO over the prior year was primarily due to increases in net operating income from our existing portfolio, reduced interest expense from favorable debt refinancings and reduced preferred share dividends due to redemptions. These increases were partially offset by the impact of the Company’s disposition program, which reduced Recurring FFO by $0.03 per share year-over-year. For the nine months, Recurring FFO was

i

$191.4 million or $1.54 per share for 2014 compared to $183.6 million or $1.48 per share for 2013.
A reconciliation between net income attributable to common shareholders to Reported FFO and Recurring FFO is listed on page 5 of the Company’s supplemental package.
Operating Results
Same Property Net Operating Income ("SPNOI") increased by a strong 3.8% for the quarter primarily due to increased occupancy and a reduction in merchant fallouts. Year-to-date, SPNOI has increased 3.7%. SPNOI represents over 90% of the total portfolio net operating income.
Occupancy increased to 94.9% in the third quarter, up 0.5% from 94.4% in the same quarter of 2013. Occupancy of small shop space increased to 89.1%, up 0.5% from the prior quarter and 0.4% from the same quarter of 2013. The occupancy of the Company’s Same Property portfolio increased to 95.2%. During the quarter, only 69 merchants ceased operations at the Company’s properties, the lowest such total since the downturn and 27% lower than the third quarter of 2013.
The Company produced strong leasing results during the third quarter with 293 new leases and renewals, totaling 1.1 million square feet. These transactions were comprised of 126 new leases and 167 renewals, which represent annualized revenues of $8.5 million and $9.6 million, respectively. The average rental rate increase on new leases and renewals signed year-to-date was 13.7% and 8.6%, respectively.
“The dramatic improvements in our portfolio resulting from our sustained transformation program are once again clearly reflected in our operating results. Great Same Property NOI growth, increased occupancy, reduced merchant fallout and very solid rental rate increases are all indicative of a quality portfolio of properties and the benefits of a best-in-class operating platform and a great team of associates,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.
Portfolio Activity
The Company continues to move toward the year-end 2014 conclusion of its highly successful portfolio transformation program. During the quarter, the Company sold eleven properties, three of which were owned in joint ventures, and two land parcels for $120.7 million. Subsequent to quarter-end, the Company sold six additional properties for $56.7 million bringing year-to-date dispositions to $277.7 million. The Company has approximately $192 million of property currently under contract or letter of intent. While there is no assurance that all of these transactions will close, the Company is confident that dispositions will be within the revised guidance of $350 to $450 million.
During the quarter, the Company acquired 18.4 acres of land at Nottingham Commons in White Marsh (Baltimore), Maryland for $21.8 million. Upon completion, the 133,000 square foot development is expected to have an approximate investment of $45.2 million and generate a 7.2% proforma return. This property is well-located in the dense core of White Marsh, Maryland in close proximity to White Marsh Mall. The property is fully entitled and most site work is completed. Leases are in place for four of the ground leases and the Company is far along in lease negotiations on over 75% of the proposed square footage with key value-priced national retailers. Ground leases signed represent an in-place return of 2.7%. The project is projected to reach stabilization in about two years.
“We feel very fortunate to have closed on the Nottingham Commons development property. With all entitlements and site work completed and several leases already signed prior to closing, the majority of the development risk on this project has already been eliminated. As we approach the conclusion of this transformation, we can be proud of the immense positive changes we have made to our portfolio,” said Drew Alexander, President and Chief Executive Officer.
Balance Sheet
The Company continues to improve its balance sheet. On September 15th the Company called for the redemption of its $90 million of 8.1% bonds. Additionally, the net proceeds from the Company’s capital recycling have been used to reduce indebtedness, resulting in further improved credit metrics with Net Debt to Recurring EBITDA at 5.52 times and debt to total market capitalization of 33.2%.
“Our balance sheet remains very strong with reduced leverage driving our strong credit metrics. This deleveraging of our balance sheet through our disposition program has provided us with significant capacity to pursue investment opportunities as they arise,” said Steve Richter, Executive Vice President and Chief Financial Officer.
2014 Guidance
The Company raised its previous guidance for Recurring FFO from a range $1.95 to $2.01 per share to a range of $2.01 to $2.03 per share and increased the range for dispositions from a range of $300 to $400 million to a range of $350 to $450 million. This guidance and the related assumptions are included on page 9 of the supplemental package.
Dividends
The Board of Trust Managers declared a quarterly cash dividend of $0.325 per common share payable on December 15, 2014 to shareholders of record on December 8, 2014 and dividends on the Company’s 6.50% Series F Cumulative Redeemable Preferred Shares (NYSE:WRIPrF) of $0.40625 per share for the quarter payable on December 15, 2014 to shareholders of record on December 8, 2014.

Conference Call Information
The Company also announced that it will host a live webcast of its quarterly conference call on October 24, 2014 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 35533143). A replay will be available through the Company’s website starting approximately two hours following the live call.
About Weingarten Realty Investors
Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At September 30, 2014, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 251 properties which are located in 21 states spanning the country from coast to coast. These properties represent approximately 47.4 million square feet of which our interests in these properties aggregated approximately 29.0 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.
Forward-Looking Statements
Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series F Preferred Shares	WRI-PF

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2014	2013	2014	2013	2013	2012	2011	2010
Revenues:
Rentals, net	$127,974	$120,361	$380,398	$353,880	$477,340	$439,993	$414,656	$408,159
Other	2,547	2,941	7,906	9,244	11,855	11,184	13,638	10,745
Total	130,521	123,302	388,304	363,124	489,195	451,177	428,294	418,904
Expenses:
Depreciation and amortization	36,694	35,348	113,948	107,039	146,763	127,703	118,890	113,161
Operating	23,454	24,430	71,989	70,962	97,099	88,924	81,178	82,137
Real estate taxes, net	15,412	14,717	46,419	42,696	57,515	52,066	49,780	47,441
Impairment loss	—	2,358	—	2,579	2,579	9,585	49,671	33,317
General and administrative	6,146	5,964	17,879	18,812	25,371	28,538	25,461	24,926
Total	81,706	82,817	250,235	242,088	329,327	306,816	324,980	300,982
Operating Income	48,815	40,485	138,069	121,036	159,868	144,361	103,314	117,922
Interest Expense, net	(24,373)	(26,018)	(73,263)	(68,482)	(96,312)	(106,248)	(130,298)	(135,484)
Interest and Other Income, net	96	1,864	2,893	5,787	7,685	6,047	5,059	9,818
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	7	1,718	11,599	33,670	14,203	—	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	7,881	5,125	16,331	14,467	35,112	(1,558)	7,834	12,889
Loss on Redemption of Convertible Senior Unsecured Notes	—	—	—	—	—	—	—	(135)
Benefit (Provision) for Income Taxes	284	226	1,885	256	(7,046)	75	3	297
Income (Loss) from Continuing Operations	32,703	21,689	87,633	84,663	132,977	56,880	(14,088)	5,307
Operating Income from Discontinued Operations	—	2,323	342	9,925	12,214	25,918	18,875	42,833
Gain on Sale of Property from Discontinued Operations	—	38,214	44,582	116,226	119,203	68,619	10,648	1,093
Income from Discontinued Operations	—	40,537	44,924	126,151	131,417	94,537	29,523	43,926
Gain on Sale of Property	69,496	163	71,407	570	762	1,004	1,304	2,005
Net Income	102,199	62,389	203,964	211,384	265,156	152,421	16,739	51,238
Less: Net Income Attributable to Noncontrolling Interests	(1,870)	(1,847)	(4,936)	(41,056)	(44,894)	(5,781)	(1,118)	(5,032)
Net Income Adjusted for Noncontrolling Interests	100,329	60,542	199,028	170,328	220,262	146,640	15,621	46,206
Dividends on Preferred Shares	(2,710)	(2,710)	(8,130)	(15,463)	(18,173)	(34,930)	(35,476)	(35,476)
Redemption Costs of Preferred Shares	—	—	—	(17,944)	(17,944)	(2,500)	—	—
Net Income (Loss) Attributable to Common Shareholders	$97,619	$57,832	$190,898	$136,921	$184,145	$109,210	$(19,855)	$10,730
Earnings Per Common Share - Basic	$0.80	$0.48	$1.57	$1.13	$1.52	$0.90	$(0.17)	$0.09
Earnings Per Common Share - Diluted	$0.79	$0.47	$1.55	$1.12	$1.50	$0.90	$(0.17)	$0.09

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	September 30, 2014	December 31, 2013
ASSETS
Property	$4,140,817	$4,289,276
Accumulated Depreciation	(1,050,027)	(1,058,040)
Property Held for Sale, net	30,129	122,614
Property, net	3,120,919	3,353,850

Investment in Real Estate Joint Ventures and Partnerships, net (a)	266,720	266,158
Total	3,387,639	3,620,008

Notes Receivable from Real Estate Joint Ventures and Partnerships	—	13,330
Unamortized Debt and Lease Costs, net	139,754	164,828
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $7,951 in 2014 and $9,386 in 2013)	80,714	82,351
Cash and Cash Equivalents	12,975	91,576
Restricted Deposits and Mortgage Escrows	36,230	4,502
Other, net	203,912	247,334
Total Assets	$3,861,224	$4,223,929

LIABILITIES AND EQUITY
Debt, net	$2,007,755	$2,299,844
Accounts Payable and Accrued Expenses	102,692	108,535
Other, net	123,529	127,572
Total Liabilities	2,233,976	2,535,951

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; 60 shares outstanding in 2014 and 2013; liquidation preference $150,000 in 2014 and 2013	2	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 122,267 in 2014 and 121,949 in 2013	3,693	3,683
Additional Paid-In Capital	1,700,420	1,679,229
Net Income Less Than Accumulated Dividends	(228,802)	(300,537)
Accumulated Other Comprehensive Loss	(2,378)	(4,202)
Total Shareholders' Equity	1,472,935	1,378,175
Noncontrolling Interests	154,313	309,803
Total Equity	1,627,248	1,687,978
Total Liabilities and Equity	$3,861,224	$4,223,929

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Funds from Operations
Numerator:
Net income attributable to common shareholders	$97,619	$57,832	$190,898	$136,921
Depreciation and amortization	35,402	36,088	110,542	112,270
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,666	4,443	11,289	13,370
Impairment of operating properties and real estate equity investments	—	—	—	457
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	—	366
(Gain) on sale of property and interests in real estate equity investments	(69,468)	(38,325)	(117,643)	(91,878)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(2,856)	(24)	(3,024)	(267)
Other	—	—	(4)	—
Funds from Operations - Basic	64,363	60,014	192,058	171,239
Income attributable to operating partnership units	455	445	1,368	1,336
Funds from Operations - Diluted	64,818	60,459	193,426	172,575
Adjustments for Recurring FFO:
Other impairment loss, net of tax	—	2,387	—	2,387
Redemption costs of preferred shares	—	—	—	18,131
Write-off of debt costs, net	1,376	404	1,850	(9,263)
Acquisition costs	50	18	68	428
Deferred tax benefit, net	—	—	(2,097)	—
Other, net of tax	—	—	(1,862)	(673)
Recurring Funds from Operations - Diluted	$66,244	$63,268	$191,385	$183,585

Denominator:
Funds from operations weighted average shares outstanding - Basic	121,560	121,359	121,487	121,235
Effect of dilutive securities:
Share options and awards	1,385	1,172	1,316	1,206
Operating partnership units	1,495	1,555	1,498	1,555
Funds from operations weighted average shares outstanding - Diluted	124,440	124,086	124,301	123,996

Funds from Operations per Share - Basic	$0.53	$0.49	$1.58	$1.41

Funds from Operations Per Share - Diluted	$0.52	$0.49	$1.56	$1.39
Adjustments for Recurring FFO per share:
Other impairment loss, net of tax	—	0.02	—	0.02
Redemption costs of preferred shares	—	—	—	0.15
Write-off of debt costs, net	0.01	—	0.01	(0.07)
Deferred tax benefit, net	—	—	(0.02)	—
Other, net of tax	—	—	(0.01)	(0.01)
Recurring Funds from Operations Per Share - Diluted	$0.53	$0.51	$1.54	$1.48

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Rentals, net
Base minimum rent, net	$99,144	$92,853	$296,431	$275,310
Straight line rent	671	756	1,759	1,657
Over/Under-market rentals, net	(423)	264	(1,289)	616
Percentage rent	1,590	1,413	3,359	3,377
Tenant reimbursements	26,992	25,075	80,138	72,920
Total	$127,974	$120,361	$380,398	$353,880

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,460	$1,247	$4,130	$4,180
Non-Recurring	—	—	68	1,016
Total	$1,460	$1,247	$4,198	$5,196

Interest Expense, net
Interest paid or accrued	$25,379	$26,651	$76,260	$79,817
Over-market mortgage adjustment of acquired properties, net	(184)	(13)	(765)	(9,611)
Gross interest expense	25,195	26,638	75,495	70,206
Capitalized interest	(822)	(620)	(2,232)	(1,724)
Total	$24,373	$26,018	$73,263	$68,482

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$16	$565	$122	$1,823
Deferred compensation interest income	5	1,100	980	2,393
Other	75	199	1,791	1,571
Total	$96	$1,864	$2,893	$5,787

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$130,521	$123,302	$388,304	$363,124
Operating expense	(23,454)	(24,430)	(71,989)	(70,962)
Real estate taxes	(15,412)	(14,717)	(46,419)	(42,696)
Total	91,655	84,155	269,896	249,466

Net Operating Income from Discontinued Operations	—	6,822	641	26,239

Minority Interests Share of Net Operating Income and Other Adjustments	(3,278)	(5,043)	(8,925)	(15,047)
Pro rata Income From Consolidated Ventures	88,377	85,934	261,612	260,658

Pro rata share of Unconsolidated Joint Ventures
Revenues	14,592	15,757	42,245	46,518
Operating expense	(2,525)	(2,747)	(7,271)	(7,837)
Real estate taxes	(1,634)	(1,837)	(5,234)	(5,399)
Total	10,433	11,173	29,740	33,282
Net Operating Income including Joint Ventures	$98,810	$97,107	$291,352	$293,940

Net Operating Income from Sold Properties not in Discontinued Operations	$1,599	$2,365	$6,118	$6,904

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$7,273	$3,852	$14,300	$10,855
Intercompany fee income reclass	554	1,088	1,816	3,044
Other adjustments	54	185	215	568
Equity in earnings of real estate joint ventures and partnerships, net	$7,881	$5,125	$16,331	$14,467

Dividends
Common Dividends per Share	$0.325	$0.305	$0.975	$0.915

Common Dividends Paid as a % of Reported Funds from Operations - Basic	61.7%	62.0%	62.0%	65.1%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	60.4%	59.2%	62.7%	61.2%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.7%	4.8%	4.6%	5.2%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.12%	0.36%	0.36%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	September 30, 2014	December 31, 2013

Property
Land	$822,989	$854,409
Land held for development	103,078	116,935
Land under development	24,702	4,262
Buildings and improvements	3,104,806	3,238,817
Construction in-progress	85,242	74,853
Total	$4,140,817	$4,289,276

Straight Line Rent Receivable
	$56,186	$57,818

Other Assets, net
Notes receivable and mortgage bonds, net	$30,404	$32,436
Debt service guaranty asset	73,740	73,740
Non-qualified benefit plan assets	22,447	19,842
Out-of-market rentals, net	27,184	29,810
Investments	10,464	58,443
Deferred income tax asset	12,552	11,147
Interest rate derivative	4,038	5,282
Other	23,083	16,634
Total	$203,912	$247,334

Other Liabilities, net
Deferred revenue	$13,752	$13,650
Non-qualified benefit plan liabilities	50,248	48,542
Deferred income tax payable	8,097	9,240
Out-of-market rentals, net	21,630	24,901
Interest rate derivative	337	476
Other	29,465	30,763
Total	$123,529	$127,572

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$37,796	$38,577
Above-market leases - Accumulated Amortization	(10,612)	(8,767)
Below-market assumed mortgages (included in Debt, net)	4,713	4,713
Below-market assumed mortgages - Accumulated Amortization	(2,239)	(1,900)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	124,627	140,457
Valuation of in place leases - Accumulated Amortization	(53,811)	(48,961)
Total	$100,474	$124,119

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$40,968	$44,086
Below-market leases - Accumulated Amortization	(19,338)	(19,185)
Above-market assumed mortgages (included in Debt, net)	34,113	40,465
Above-market assumed mortgages - Accumulated Amortization	(27,117)	(31,114)
Total	$28,626	$34,252

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	September 30, 2014	December 31, 2013

Common Share Data
Closing Market Price	$31.50	$27.42

90-Day, Average Daily Trading Volume	604,272	696,965

Capitalization
Debt	$2,007,755	$2,299,844
Preferred Shares	150,000	150,000
Sub-total Debt & Preferred Shares	2,157,755	2,449,844
Common Shares at Market	3,851,411	3,343,842
Operating Partnership Units at Market	47,061	41,130
Total Market Capitalization (As reported)	$6,056,227	$5,834,816
Debt to Total Market Capitalization (As reported)	33.2%	39.4%
Debt to Total Market Capitalization (As reported at a constant share price of $27.42)	36.2%	39.4%
Debt to Total Market Capitalization (Pro rata)	33.9%	40.2%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	200,000	—
Outstanding Letters of Credit Under Revolving Facility	3,054	2,179
Unused Portion of Credit Facility	$296,946	$497,821

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	42.2%	45.2%
Debt + Preferred to Asset Ratio	None	45.4%	48.1%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	13.4%	14.3%
Unencumbered Asset Test (Public)	Greater than 150%	248.9%	228.4%
Fixed Charge Coverage (Pro rata/Revolver)	Greater than 1.5x	2.7x	2.4x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$162,982	$129,607
(Gain)\Loss on Sale of Real Estate	(72,352)	(46,054)
Ground Rent	482	482
Depreciation Included in Discontinued Operations	—	1,039
Other Non-Recurring Items	(768)	—
Recurring EBITDA	$90,344	$85,074

Net Debt (less cash & equivalents)	$1,994,780	$2,158,268
Net Debt to Adjusted EBITDA (annualized)	5.52x	6.34x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Positive

Weingarten Realty Investors
Guidance

2014 Guidance

	Q214	Q314
	Revised Guidance	Revised Guidance
Recurring FFO Per Diluted Share	$1.95 - $2.01	$2.01 - $2.03

Portfolio Activity ($ in millions)
Acquisitions	$50 - $100	$50 - $100
New Development	$50 - $75	$50 - $75

Total	$100 - $175	$100 - $175

Dispositions	$300 - $400	$350 - $450

Operating Information
Same Property Net Operating Income	+2.5% to +3.5%	+2.5% to +3.5%

Signed Occupancy	94% to 95%	94% to 95%

Retail Rental Growth	+8% to +15%	+8% to +15%

Denotes change to guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

Capital Summary

	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014	Twelve Months Ended 12/31/2013 (2)
Acquisitions	$—	$—	$174,633
New Development	25,519	36,500	13,169
Major Repairs	4,514	8,909	14,220
Tenant Finish	6,573	18,616	29,907
Redevelopment (1)	5,106	13,466	16,218
Outside Broker Fees	1,015	2,527	3,443
All Other	524	1,156	3,792
Capital Expenditures	$43,251	$81,173	$255,381

Notes:
(1) Includes costs where additional square footage is added through new construction or expansion of an existing space.
(2) 2013 costs have been reclassed to show all costs related to redevelopment as a separate category.
Costs for Jess Ranch and Sheridan have been grossed up to reflect 100% ownership for all of 2013.
Internal Leasing Fees are approximately $9 million for the nine months ended September 30, 2014 and $12.9 million for 2013.

Redevelopment
					2014
					Net Cost	Net Costs	Total Estimated
		2014	2015	WRI	Year-To-	Inception-	Investment		Project
	Center Name	SSNOI	SSNOI	Own %	Date	To-Date	WRI Costs	Gross Costs	Description

Active Projects
1	Riverpoint at Sheridan	N	N	100%	$3,836	$6,383	$13,685	$13,685	Monetization of land held to construct Sportsmans Warehouse, Conn's and shops totaling 8,600 SF
2	Decatur 215	N	N	100%	1,015	2,252	12,885	12,885	Monetization of land held to construct Hobby Lobby, two Jr Anchors totaling 35,000 SF and 23,000 SF of shops and restaurants including Chipotle
3	Brookwood Square Shopping Center	N	N	100%	2,161	2,200	9,145	9,145	Redevelopment to include LA Fitness and 14,000 SF of shop space
4	Westchase	Y	N	100%	53	53	8,751	8,751	Replace vacant grocer with Whole Foods and Jr Anchor
5	Prospectors Plaza	Y	Y	100%	3,288	4,603	5,120	5,120	Expansion of shopping center to create a new 25,000 SF box for Ross
6	Shoppes at Memorial Villages	N	N	100%	330	2,156	3,195	3,195	Redevelopment to construct 33,000 SF multi-tenant building
7	Rock Prairie Marketplace	N	N	100%	15	15	2,241	2,241	New construction of a 5,000 SF Valero gas station
8	Seminole Town Center	Y	Y	100%	1,183	1,372	2,005	2,005	New construction of 8,500 SF multi-tenant building including Chipotle
9	Independence Plaza	N	Y	100%	1,119	1,119	1,731	1,731	New construction of 12,100 SF building including Rack Room and OshKosh / Carter's
10	Westhill Village Shopping Center	Y	Y	100%	28	28	1,216	1,216	New construction of 6,700 SF multi-tenant building
11	Northbrook Center	Y	Y	100%	29	29	700	700	New construction of free standing building with Starbucks
12	Argyle Village Shopping Center	Y	Y	100%	319	319	476	476	New construction of 3,000 SF shop space
	Total Redevelopment(1)				$13,376	$20,529	$61,150	$61,150	70% of total investment estimated to be spent in next 12 months, with balance in next 24 months

Potential Projects							16,000		7 near-term potential projects
	Total Redevelopment Pipeline (2)						$77,150

Completed Projects
	Atlantic West Shopping Center			50%	$89	$593	$606	$1,213	New construction of a 7,200 SF multi-tenant pad building
	Total Completed 2014				$89	$593	$606	$1,213

	Notes:
	WRI defines redevelopment as projects in which additional GLA is added either through new construction or expansion of an existing space or incremental investment is over $5 million.
	(1) Active projects are expected to generate returns of 10%-15% upon completion.
	(2) In addition to the active and potential projects, we have identified 70 long-term projects for potential redevelopment.

Weingarten Realty Investors
New Development Properties
As of September 30, 2014
(at pro rata share)
(in thousands, except percentages)

						Total Square Feet of Building Area		Percent Leased		Pro Rata Spent Year-To-Date	Pro Rata Spent Inception-To-Date	Total Estimated Investment (2)			Completions ($) Year-To-Date
	Center Name	Location	Anchors	WRI Own %		Gross (1)	Net	Net @ 100%	Gross			WRI Costs	Gross Costs	Est. Final ROI %

1	Wake Forest Crossing II	Wake Forest, NC	Kohl's (OBO), TJ Maxx, Michaels	100.0%		202	108	79.2%	88.9%	6,064	6,064	15,920	15,920
2	Nottingham Commons	White Marsh, MD	Meritt Athletic Club (OBO),Petco, TJ Maxx	100.0%		173	133	18.4%	37.3%	22,316	22,316	45,209	45,209
3	Hilltop Village Center	Alexandria, VA	Wegmans	100.0%	(3)	249	249	93.5%	93.5%	8,120	49,323	65,296	65,296
	Total 3 Properties Under Development					624	490	70.0%	76.4%	$36,500	$77,703	$126,425	$126,425	7.9%	$34

						Spent Inception to Date (from above)						$77,703	$77,703
						Additional Capital Needed to Complete						54,210	54,210
						Reimbursement of Future Property Sales						(5,488)	(5,488)
						Total Estimated Investment						$126,425	$126,425

	QTR Completed	YTD Completed	4Q'14E	1Q'15E	2Q'15E	3Q'15E	4Q'15E	Remaining Balance
Completion ($)	$33,903	$33,903	$100 - $2,100	$0	$10,600 - $15,600	$26,700 - $31,700	$1,000 - $4,000	$35,900 - $40,900
Weighted Return (%)	8.2%	8.2%	8.0% - 8.5%	$0	8.0% - 8.5%	8.2% - 8.7%	8.3% - 8.8%	7.3% - 7.8%
Net Operating Income (Annualized)	$2,791	$2,791	$0 - $500	$0	$850 - $1,325	$2,195 - $2,760	$100 - $400	$2,600 - $3,180

PENDING DEVELOPMENTS
						Total Estimated Investment (2)
	Center Name	Location	WRI Own %	Net Square Feet of Building Area		WRI Costs	Gross Costs	Pending ROI %
1	The Whittaker	Seattle, WA	100%	63	(4)	28,541	28,541	7.2%
	Total Pending Developments			63		$28,541	$28,541	7.2%

(1)	Total gross building area reflects the entire shopping center under development. Includes square footage for any ownership by our partners and buildings owned by others.

(2)	Net of anticipated proceeds from land sales.

(3)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

(4)	Commitment to purchase retail unit condo development for approximately $23.4 million upon its completion.

Weingarten Realty Investors
Land Held for Development
As of September 30, 2014
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215, Las Vegas, NV	100.0%	7.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	14.8
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Southern Ave. & Signal Butte Rd., Mesa, AZ	100.0%	1.5
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		176.1	$39,139	$37,653
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	34.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Hwy. 50) and Crabtree Valley Ave., Raleigh, NC	100.0%	2.7
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd., Orlando, FL	100.0%	1.9
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	36.8
Total Raw Land		412.0	$70,501	$50,701

Total Land Held For Development Properties		588.1	$109,640	$88,354

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $88.3 million of total investment at 100%, $67.7 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended September 30, 2014
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Center	City/State	Sq. Ft. at 100%	Date Acquired

Dispositions				Acquisitions
1st Quarter				1st Quarter
Town & Country Plaza	Hammond, LA	226	01/03/14	None
University Place	Shreveport, LA	207	01/31/14
Northwest Freeway - Pad	Houston, TX	—	02/11/14
Harrison Pointe	Cary, NC	131	03/11/14
N. Sharyland - Pad *	Mission, TX	—	03/31/14

2nd Quarter				2nd Quarter
Atlantic North *	Jacksonville, FL	68	04/17/14	None
Parliament Square	San Antonio, TX	65	04/25/14
Crabtree Commons - Pad	Raleigh, NC	—	06/04/14
Westwood Center - Pad	San Antonio, TX	—	06/16/14
North Triangle Shops	Houston, TX	16	06/27/14
Ambassador Plaza - Pad	Lafayette, LA	—	06/27/14

3rd Quarter				3rd Quarter
Publix at Laguna Isles	Pembroke Pines, FL	69	07/15/14	None
Lake Washington Crossing*	Melbourne, FL	119	08/15/14
Eastpark Shopping Center - Pad	Houston, TX	—	08/20/14
Phelan West*	Beaumont, TX	24	08/25/14
Arcade Square	Sacramento, CA	76	08/28/14
Parkway Pointe	Cary, NC	80	09/02/14
Tropicana Marketplace - Pad	Las Vegas, NV	—	09/04/14
Crossroads Shopping Center	Vidor, TX	116	09/08/14
Shoppes at Paradise Isle*	Destin, FL	172	09/12/14
Village Arcade	Houston, TX	58	09/16/14
Village Arcade Phase II	Houston, TX	28	09/16/14
Village Arcade Phase III	Houston, TX	107	09/16/14
Westwood Village	Lafayette, LA	138	09/24/14

			Weighed
		Sales	Sales			Purchase
		Proceeds	Cap			Price	Yield (2)
Total Dispositions		$220,993	7.79%	Total Acquisitions		$—	0.00%

Disposition of Consolidated Joint Venture Interest (1)							Acquisition of Consolidated Joint Venture Interest (1)
			Interest	WRI Interest		Effective				Interest	WRI Interest		Effective
Joint Venture Detail	Center	Location	Disposed	Before	After	Date	Joint Venture Detail	Center	Location	Acquired	Before	After	Date
Hines Retail REIT Holdings	Oak Park Village	San Antonio, TX	30%	30%	0%	01/01/14	Hines Retail REIT Holdings	Mendenhall Commons	Memphis, TN	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Champions Village	Houston, TX	30%	30%	0%	01/01/14	Hines Retail REIT Holdings	Commons at Dexter Lake	Memphis, TN	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	University Palms	Oviedo, FL	30%	30%	0%	01/01/14	Hines Retail REIT Holdings	Commons at Dexter Lake Phase II	Memphis, TN	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Shoppes at Parkland	Parkland, FL	30%	30%	0%	01/01/14	Hines Retail REIT Holdings	Randall’s/Kings Crossing	Houston, TX	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Sandy Plains Exchange	Marietta, GA	30%	30%	0%	01/01/14	Hines Retail REIT Holdings	Bellaire Boulevard	Houston, TX	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Cherokee Plaza	Atlanta, GA	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	Thompson Bridge Commons	Gainesville, GA	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	Heritage Station	Wake Forest, NC	30%	30%	0%	01/01/14

(1) The Joint Venture was dissolved and assets distributed in a non-cash transaction.
(2) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
* Unconsolidated real estate joint venture activity.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	September 30, 2014	3rd Quarter Weighted Average Rate (1)	December 31, 2013	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$618,862	5.95%	$712,169	5.70%
3.5% Notes due 2023	298,769	3.50%	298,677	3.50%
3.375% Notes due 2022	299,046	3.38%	298,969	3.38%
4.45% Notes due 2024	249,052	4.45%	248,982	4.45%
8.1% Notes due 2019	—	8.10%	100,000	8.10%
Unsecured Notes Payable (MTN)	231,286	5.84%	546,307	5.27%
Revolving Credit Agreements (2)	216,000	0.78%	—
Obligations under Capital Leases	21,000	7.88%	21,000	7.84%
Subtotal Consolidated Debt	1,934,015	4.57%	2,226,104	4.82%
Debt Service Guarantee Liability (3)	73,740		73,740
Total Consolidated Debt - As Reported	2,007,755	4.57%	2,299,844	4.82%
Less: Noncontrolling Interests and Other Adjustments	(91,563)		(100,431)
Plus: WRI Share of Unconsolidated Joint Ventures	156,468		173,472
Total Debt - Pro rata Share	$2,072,660	4.55%	$2,372,885	4.80%

	Debt Balance	3rd Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of September 30, 2014
Fixed-rate debt	$1,733,777	4.96%	83.6%	6.49
Variable-rate debt	338,883	1.92%	16.4%	2.14
Total	$2,072,660	4.55%	100.0%	5.78

As of December 31, 2013
Fixed-rate debt	$2,201,467	4.89%	92.8%
Variable-rate debt	171,418	3.28%	7.2%
Total	$2,372,885	4.80%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of September 30, 2014
Secured Debt	$700,729	5.83%	33.8%	3.51
Unsecured Debt	1,371,931	3.85%	66.2%	6.94
Total	$2,072,660	4.55%	100.0%	5.78

As of December 31, 2013
Secured Debt	$800,828	5.62%	33.7%
Unsecured Debt	1,572,057	4.34%	66.3%
Total	$2,372,885	4.80%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 09/30/14	4.57%	4.55%
Nine months ended 09/30/14	4.61%	4.60%
Nine months ended 09/30/13	4.98%	4.95%
Three months ended 12/31/13	4.82%	4.80%
Twelve months ended 12/31/13	4.94%	4.91%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 20 basis points on the total commitment in arrears.
The weighted average revolving interest rate with the facility fee is 1.41% and 10.97% for the third quarter 2014 and the fourth quarter 2013, respectively.

(3)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of September 30, 2014
(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (2)	Maturities	Weighted Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2014	$4,417	6.58%	$15,939	6.16%	$235	$15,704	$15,939
2015	239,702	5.98%	204,402	5.79%	1,875	202,527	114,402	90,000
2016	249,954	6.25%	275,279	6.03%	44,989	230,290	200,279	75,000
2017	145,357	6.72%	167,818	6.37%	3,638	164,180	142,818	25,000
2018	59,945	6.51%	24,071	6.12%		24,071	14,501	9,570
2019	53,556	6.56%	57,183	5.84%		57,183	57,183
2020	34,990	6.31%	90,576	5.21%		90,576	90,576
2021	1,883	6.32%	10,041	5.83%		10,041	10,041
2022	304,397	3.42%	305,314	3.42%		305,314	5,314	300,000
2023	301,494	3.51%	302,462	3.52%		302,462	2,462	300,000
Thereafter	295,897	5.56%	300,193	5.58%		300,193	18,473	281,720
Subtotal	1,691,592		1,753,278		50,737	1,702,541	671,988	1,081,290

Revolving Credit Agreements	216,000	0.81%	216,000	0.81%	216,000			216,000
Other (1)	100,163		103,382		6,498	96,884	28,741	74,641
Swap Maturities:
2017					65,648	(65,648)
Total	$2,007,755	4.61%	$2,072,660	4.60%	$338,883	$1,733,777	$700,729	$1,371,931

(1)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2014	2013	2014	2013

Revenues:
Base minimum rent, net	$28,461	$30,826	$85,086	$94,794
Straight line rent	186	526	371	1,323
Over/Under-market rentals, net	80	132	494	506
Percentage rent	289	293	568	688
Tenant reimbursements	8,070	8,564	24,681	25,298
Other income	4,475	463	5,230	1,455
Total	41,561	40,804	116,430	124,064

Expenses:
Depreciation and amortization	9,823	11,343	30,836	34,922
Interest, net	5,932	7,131	17,692	22,091
Operating	6,939	7,298	20,073	20,859
Real estate taxes, net	4,378	4,739	13,824	14,335
General and administrative	191	187	721	637
Provision for income taxes	60	63	343	211
Impairment loss	—	59	—	1,887
Total	27,323	30,820	83,489	94,942

Gain on dispositions	7,369	122	7,996	1,324

Net income	$21,607	$10,106	$40,937	$30,446

Condensed Balance Sheets
			September 30, 2014	December 31, 2013
ASSETS

Property			$1,339,823	$1,401,982
Accumulated depreciation			(272,196)	(261,454)
Property, net			1,067,627	1,140,528

Other assets, net			138,797	142,638

Total			$1,206,424	$1,283,166
LIABILITIES AND EQUITY

Debt, net			$383,295	$453,390
Amounts payable to Weingarten Realty Investors and Affiliates			15,011	30,214
Other liabilities, net			31,686	29,711
Total			429,992	513,315

Equity			776,432	769,851

Total			$1,206,424	$1,283,166

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2014	2013	2014	2013
Revenues:
Base minimum rent, net	$10,530	$11,907	$31,442	$35,652
Straight line rent	37	295	133	704
Over/Under-market rentals, net	(32)	(26)	65	(117)
Percentage rent	100	117	198	270
Tenant reimbursements	2,963	3,280	9,069	9,412
Other income	994	184	1,338	597
Total	14,592	15,757	42,245	46,518

Expenses:
Depreciation and amortization	3,666	4,443	11,289	13,370
Interest, net	2,241	2,778	6,730	8,607
Operating	2,525	2,747	7,271	7,837
Real estate taxes, net	1,634	1,837	5,234	5,399
General and administrative	80	65	240	213
Provision for income taxes	29	30	205	109
Impairment loss	—	29	—	395
Total	10,175	11,929	30,969	35,930

Gain on dispositions	2,856	24	3,024	267

Net income	$7,273	$3,852	$14,300	$10,855

Condensed Balance Sheets
			September 30, 2014	December 31, 2013
ASSETS

Property			$463,568	$480,502
Accumulated depreciation			(101,897)	(97,104)
Property, net			361,671	383,398
Notes receivable from real estate joint ventures and partnerships			4,940	5,060
Unamortized debt and lease costs, net			18,093	20,263
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $292 in 2014 and $429 in 2013)			13,292	14,775
Cash and cash equivalents			16,103	14,315
Restricted deposits and mortgage escrows			367	801
Notes receivable and mortgage bonds, net			21	21
Out-of-market rentals, net			1,438	1,758
Other assets, net			1,928	1,846
Total			$417,853	$442,237

LIABILITIES AND EQUITY

Debt, net			$157,227	$174,303
Amounts payable to Weingarten Realty Investors and Affiliates			6,245	14,575
Accounts payable and accrued expenses			6,900	5,914
Deferred revenue			1,232	821
Out-of-market rentals, net			2,746	3,145
Interest rate derivative			164	413
Other liabilities, net			545	689
Total			175,059	199,860

Equity			242,794	242,377

Total			$417,853	$442,237
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
September 30, 2014
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	4	821	$209,250	$—	20.0%	$—	$41,367	$1,610
Perlmutter SRP, LLC	6	527	87,993	68,694	25.0%	17,174	3,336	1,130
Collins	8	1,165	135,303	23,673	50.0%	11,837	49,586	2,540
AEW - Institutional Client	5	437	107,218	13,861	20.0%	2,772	18,462	723
BIT Retail	3	715	151,482	—	20.0%	—	29,525	850
Jamestown	6	1,337	143,423	81,092	20.0%	16,218	11,443	1,204
Fidelis Realty Partners	1	491	138,624	81,839	57.8%	47,262	30,923	1,312
Sleiman Enterprises	2	170	19,313	13,984	50.0%	6,992	2,945	319
Bouwinvest	1	163	43,091	—	51.0%	—	21,456	632

Other	12	2,456	170,726	100,152	54.9%	54,973	57,678	6,012

Total	48	8,280	$1,206,424	$383,295	37.6%	$157,227	$266,720	$16,331

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of September 30, 2014
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	5	$68,694	5.7%	1.7
Collins	2	23,673	6.0%	10.4
AEW - Institutional Client	1	13,861	5.0%	0.7
Jamestown	6	81,092	5.5%	0.8
Fidelis Realty Partners	1	81,839	4.0%	6.1
Sleiman Enterprises	2	13,984	5.0%	6.7
Other	5	99,002	5.5%	3.6

Total	22	$382,145	5.2%	3.3

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)(2)	Weighted Average Rate	Maturities (1)(2)	Weighted Average Rate

2014	$57,416	4.7%	$11,954	4.5%
2015	22,594	4.5%	6,988	4.4%
2016	110,939	4.6%	34,449	4.5%
2017	56,810	5.0%	26,076	5.0%
2018	6,253	4.9%	3,450	4.9%
2019	6,576	4.9%	3,628	4.9%
2020	93,148	4.8%	55,586	4.8%
2021	16,049	5.3%	8,157	5.3%
2022	1,833	5.9%	916	5.9%
2023	1,936	5.9%	968	5.9%
Thereafter	8,591	6.2%	4,296	6.2%
Total	$382,145		$156,468

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate except for two included in “other”, which has a variable rate mortgage ($2.2 million and $25.1 million at 100%) and mature in 2015 and 2016, respectively.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
as of September 30, 2014
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	% of Total Base Minimum Rent	Total SF

1	The Kroger Co.	BBB/Baa2	29	3.14%	1,590
2	T.J.X. Companies, Inc.	A+/A3	40	2.31%	970
3	Ross Stores, Inc.	A-/A3	37	2.11%	797
4	H-E-B	N/A/N/A	8	1.59%	539
5	Petsmart, Inc.	BB+/N/A	21	1.53%	410
6	Office Depot, Inc.	B-/B2	27	1.40%	512
7	Home Depot, Inc.	A/A2	5	1.38%	541
8	Safeway, Inc. (3)	BBB/Baa3	16	1.38%	732
9	Bed Bath & Beyond, Inc.	A-/Baa1	23	1.31%	500
10	The Sports Authority	N/A/N/A	10	1.21%	345
11	Best Buy, Inc.	BB/Baa2	10	1.14%	290
12	Whole Foods Market, Inc.	BBB-/N/A	7	1.01%	261
13	Dollar Tree Stores, Inc.	N/A/N/A	39	0.88%	352
14	Petco Animal Supplies, Inc.	B/B3	20	0.85%	214
15	24 Hour Fitness Inc.	B/N/A	6	0.82%	157
16	Gap, Inc.	BBB-/Baa3	12	0.70%	174
17	Wal-Mart Stores, Inc.	AA/Aa2	5	0.69%	443
18	Hobby Lobby Stores, Inc.	N/A/N/A	5	0.60%	305
19	Raley's	N/A/N/A	6	0.60%	332
20	Ascena Retail Group	N/A/N/A	27	0.59%	140
21	Starbucks Corporation	A-/A3	45	0.58%	68
22	Stein Mart, Inc.	N/A/N/A	11	0.56%	305
23	Staples, Inc.	BBB-/Baa2	9	0.56%	191
24	Subway (4)	N/A/N/A	77	0.55%	84
25	JPMorgan Chase Bank	A/A3	26	0.53%	84

	Grand Total		521	28.01%	10,337

Notes:
	(1)	Tenant Names:	DBA Names:
		The Kroger Co.	Kroger (14), Harris Teeter (7), Smith's Food (1), Ralph's (2), Fry's Food (3),
King Soopers (2)
		T.J.X. Companies, Inc.	T.J. Maxx (14), Marshalls (19), Home Goods (7)
		Ross Stores, Inc.	Ross Dress for Less (35), dd's Discounts (2)
		Safeway, Inc.	Safeway (7), Randalls (6), Von's (3)
		Office Depot, Inc.	Office Depot (18), Office Max (9)
		Bed Bath & Beyond, Inc.	Bed Bath & Beyond (14), Cost Plus (6), buybuy BABY (3)
		Dollar Tree Stores, Inc.	Dollar Tree (37), Greenbacks (2)
		Gap, Inc.	Gap (2), Old Navy (10)
		Wal-Mart Stores, Inc.	Wal-Mart (3), Wal-Mart Neighborhood (2)
		Ascena Retail Group	Lane Bryant (11), Dress Barn (8), Justice (4), Catherines (4)
		Raley's	Raley's (5), Bel Air Markets (1)
	(2)	Target owns and occupies 26 units not included above.
	(3)	Once Cerberus completes the acquisition of Safeway, WRI will have 23 units representing 1.90% of Base Rent
Revenue and 1,055,000 square feet.
	(4)	Includes franchised locations.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent

	All Leases
	Quarter Ended September 30, 2014				234	833	$17.37	$15.38	$10.38	12.9%
	Quarter Ended June 30, 2014				234	707	17.33	15.84	4.41	9.4%
	Quarter Ended March 31, 2014				265	1,069	14.89	13.85	1.48	7.5%
	Quarter Ended December 31, 2013				272	848	16.76	15.69	2.17	6.8%
	Rolling 12 months				1,005	3,458	$16.44	$15.08	$4.39	9.1%

	New Leases
	Quarter Ended September 30, 2014				67	276	$17.61	$14.64	$31.27	20.3%
	Quarter Ended June 30, 2014				54	163	18.97	17.11	19.07	10.9%
	Quarter Ended March 31, 2014				61	117	21.48	20.29	13.51	5.9%
	Quarter Ended December 31, 2013				60	95	24.73	21.88	15.02	13.1%
	Rolling 12 months				242	650	$19.69	$17.33	$22.65	13.6%

	Renewals
	Quarter Ended September 30, 2014				167	558	$17.25	$15.75	$0.05	9.5%
	Quarter Ended June 30, 2014				180	544	16.84	15.47	0.02	8.9%
	Quarter Ended March 31, 2014				204	953	14.08	13.06	0.00	7.8%
	Quarter Ended December 31, 2013				212	753	15.75	14.91	0.55	5.7%
	Rolling 12 months				763	2,808	$15.69	$14.56	$0.16	7.8%

	Comparable & Non-Comparable:
	Quarter Ended September 30, 2014				293	1,073
	Quarter Ended June 30, 2014				278	840
	Quarter Ended March 31, 2014				306	1,236
	Quarter Ended December 31, 2013				331	1,065
	Rolling 12 months				1,208	4,214

Lease
Expirations(1)

Assumes No Exercise of Renewal Options

	Anchor Tenants(2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)
Other(4)	25	0%	$10.42	0%	162	2%	$17.06	1%	187	1%	$16.17	1%
2014	133	1%	11.62	1%	219	2%	20.05	2%	352	1%	16.86	1%
2015	1,307	7%	9.72	7%	1,527	17%	22.36	16%	2,834	11%	16.53	12%
2016	2,243	13%	10.34	12%	1,731	19%	22.63	18%	3,974	15%	15.69	15%
2017	1,994	11%	12.18	13%	1,505	17%	23.41	16%	3,499	13%	17.01	15%
2018	2,363	13%	10.44	13%	1,301	14%	23.98	15%	3,664	14%	15.25	14%
2019 - 2024	7,255	41%	11.02	42%	2,453	27%	24.98	29%	9,708	36%	14.55	35%

Assumes Exercise of all Renewal Options(5)

	Anchor Tenants(2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)
Other(4)	25	0%	$10.42	0%	162	2%	$17.05	1%	187	1%	$16.17	1%
2014	41	0%	8.46	0%	151	2%	20.52	1%	192	1%	17.94	1%
2015	222	1%	10.41	1%	965	11%	22.00	9%	1,187	4%	19.84	5%
2016	537	3%	10.83	2%	907	10%	23.84	9%	1,444	5%	19.00	6%
2017	161	1%	13.65	1%	832	9%	23.39	8%	993	4%	21.81	5%
2018	355	2%	12.73	2%	637	7%	25.33	7%	992	4%	20.82	4%
2019 - 2024	2,102	12%	11.80	11%	2,873	32%	25.50	31%	4,975	19%	19.71	21%

Notes:

(1)	Reflects in-place leases as of September 30, 2014.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

(4)	Leases currently under month-to-month status or in-process of renewal.

(5)	Revenue for leases with future option rent based on fair market value or CPI is reported as of the last year in the current lease term.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Signed Basis
Anchor (1)	98.5%	98.6%	98.3%	98.5%	97.9%
Non-Anchor	89.1%	88.6%	88.3%	89.0%	88.7%
Total Retail	95.0%	94.9%	94.6%	94.9%	94.4%
Other	87.0%	86.7%	84.8%	85.9%	86.8%
Total Signed	94.9%	94.8%	94.5%	94.8%	94.4%

Commenced Basis
Anchor (1)	96.3%	97.5%	97.3%	96.6%	95.6%
Non-Anchor	86.0%	85.2%	85.6%	86.5%	85.7%
Total Retail	92.5%	92.9%	92.9%	92.8%	91.9%
Other	85.7%	86.2%	84.8%	85.9%	86.4%
Total Commenced	92.4%	92.8%	92.8%	92.8%	91.8%

Same Property (2)
Signed Basis	95.2%	95.2%	94.9%	95.1%	95.0%
Commenced Basis	93.3%	93.5%	93.4%	93.1%	92.6%

Average Base Rents (3)

	Quarter Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Commenced Basis
Anchor (1)	$11.72	$11.61	$11.53	$11.49	$11.33
Non-Anchor	23.43	23.33	23.17	22.82	22.56
Total	$15.95	$15.84	$15.75	$15.66	$15.50

Same Property Net Operating Income Growth (4)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013	% Change	2014	2013	% Change
Revenues
Minimum Rent	$95,466	$92,193	3.6%	$284,173	$274,778	3.4%
Bad Debt (net of recoveries)	484	537	-9.9%	973	1,135	-14.3%
Percentage Rent	978	713	37.2%	2,199	1,955	12.5%
Tenant Reimbursements	25,943	24,557	5.6%	76,069	71,162	6.9%
Other	724	1,191	-39.2%	2,285	2,267	0.8%
	123,595	119,191	3.7%	365,699	351,297	4.1%
Expenses
Property Operating Expenses	20,373	19,753	3.1%	59,417	57,124	4.0%
Real Estate Taxes	14,075	13,580	3.6%	42,202	39,403	7.1%
	34,448	33,333	3.3%	101,619	96,527	5.3%
Net Operating Income	$89,147	$85,858	3.8%	$264,080	$254,770	3.7%

Notes:
(1) Anchor tenants represent any tenant at least 10,000 square feet.
(2) Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.
(3) Average Base rent per Leased SF excludes ground leases.
(4) Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Nine Months Ended September 30,				Twelve Months Ended December 31,
	2014	%	2013	%	2013	%	2012	%	2011	%	2010	%
West Region
California	$50,087	17.2%	$48,151	16.7%	$63,885	16.7%	$59,163	15.0%	$53,618	13.2%	$50,943	13.1%
Washington	2,155	0.7%	1,873	0.6%	2,547	0.7%	2,048	0.5%	1,978	0.5%	1,171	0.3%
Oregon	1,104	0.4%	1,163	0.4%	1,565	0.4%	1,528	0.4%	1,349	0.3%	1,345	0.3%
Total West Region	53,347	18.3%	51,187	17.7%	67,997	17.8%	62,738	15.9%	56,945	14.0%	53,459	13.7%
Mountain Region
Nevada	$22,467	7.7%	$21,428	7.4%	$28,334	7.4%	$30,094	7.6%	$30,525	7.5%	$30,906	8.0%
Arizona	21,577	7.4%	20,359	7.1%	27,079	7.1%	26,032	6.6%	25,450	6.3%	24,287	6.2%
Colorado	9,415	3.2%	8,431	2.9%	11,393	3.0%	13,778	3.5%	12,485	3.1%	10,099	2.6%
New Mexico	2,303	0.8%	3,674	1.3%	4,500	1.2%	4,622	1.2%	4,993	1.2%	5,250	1.4%
Utah	2,302	0.8%	2,646	0.9%	3,458	0.9%	3,556	0.9%	3,494	0.9%	3,548	0.9%
Total Mountain Region	58,063	19.9%	56,538	19.6%	74,764	19.6%	78,082	19.8%	76,947	19.0%	74,090	19.1%
Central Region
Texas	$82,951	28.5%	$80,073	27.8%	$105,849	27.6%	$116,645	29.5%	$129,540	32.0%	$121,035	31.1%
Louisiana	4,479	1.5%	7,799	2.7%	10,387	2.7%	9,185	2.3%	8,272	2.0%	7,715	2.0%
Arkansas	2,372	0.8%	2,424	0.8%	3,266	0.9%	3,089	0.8%	3,106	0.8%	2,732	0.7%
Missouri	915	0.3%	815	0.3%	1,123	0.3%	852	0.2%	1,061	0.3%	3,019	0.8%
Oklahoma	510	0.2%	511	0.2%	682	0.2%	921	0.2%	1,083	0.3%	1,034	0.3%
Illinois	—	0.0%	—	0.0%	—	0.0%	2,464	0.6%	2,556	0.6%	2,065	0.5%
Kansas	—	0.0%	—	0.0%	—	0.0%	474	0.1%	1,181	0.3%	1,214	0.3%
Total Central Region	91,227	31.3%	91,622	31.8%	121,307	31.7%	133,629	33.7%	146,799	36.3%	138,814	35.7%
Mid-Atlantic Region
North Carolina	$15,694	5.4%	$17,759	6.2%	$23,123	6.0%	$25,074	6.3%	$25,656	6.3%	$24,869	6.4%
Georgia	14,518	5.0%	15,199	5.3%	20,340	5.3%	19,767	5.0%	19,845	4.9%	21,798	5.6%
Tennessee	6,068	2.1%	5,295	1.8%	6,903	1.8%	7,770	2.0%	7,491	1.8%	6,261	1.6%
Kentucky	5,563	1.9%	5,416	1.9%	7,324	1.9%	7,050	1.8%	6,890	1.7%	7,019	1.8%
Maryland	2,883	1.0%	2,120	0.7%	2,965	0.8%	1,063	0.3%	—	0.0%	—	0.0%
South Carolina	204	0.1%	200	0.1%	273	0.1%	265	0.1%	268	0.1%	285	0.1%
Virginia	15	0.0%	—	0.0%	—	0.0%	1,805	0.5%	3,551	0.9%	3,634	0.9%
Maine	—	0.0%	—	0.0%	—	0.0%	40	0.0%	214	0.1%	321	0.1%
Total Mid-Atlantic Region	44,945	15.5%	45,989	16.0%	60,927	15.9%	62,833	16.0%	63,915	15.8%	64,186	16.5%
Southeast Region
Florida	$43,725	15.0%	$42,978	14.9%	$57,443	15.0%	$57,620	14.6%	$60,361	14.9%	$58,135	15.0%
Total Southeast Region	43,725	15.0%	42,978	14.9%	57,443	15.0%	57,620	14.6%	60,361	14.9%	58,135	15.0%
Total Net Operating Income	$291,308	100.0%	$288,315	100.0%	$382,438	100.0%	$394,902	100.0%	$404,967	100.0%	$388,684	100.0%
(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of September 30, 2014

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,216,290	—	1,659,460	3,875,750
Arkansas	3	355,410	—	—	355,410
California	28	4,055,257	98,084	1,108,008	5,261,349
Colorado	10	1,047,905	585,025	1,224,438	2,857,371
Florida	37	4,250,861	2,294,723	1,465,497	8,011,080
Georgia	15	1,667,681	137,071	986,165	2,790,917
Kentucky	4	634,305	—	127,614	761,919
Louisiana	5	709,514	107,974	148,500	965,988
Maryland	2	80,988	—	—	80,988
Missouri	2	229,482	28,367	—	257,849
Nevada	12	2,226,845	—	1,591,626	3,818,471
New Mexico	2	231,757	—	27,330	259,087
North Carolina	16	1,787,715	72,116	696,572	2,556,403
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	66,276	276,924
South Carolina	1	21,686	65,060	—	86,746
Tennessee	5	694,005	—	154,340	848,345
Texas	73	8,067,950	2,585,524	2,520,455	13,173,930
Utah	3	299,556	—	171,650	471,206
Virginia	1	—	—	—	—
Washington	5	203,048	298,609	65,346	567,003
Total	251	29,028,357	6,363,330	12,013,277	47,404,967

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
NOTES: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of September 30, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	13.49	76.2%		(Target), (Kohl's), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	86.5%		Weingarten Realty Regional Office, Endurance Rehab
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	24.27	100.0%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	12.93	89.3%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.46	96.9%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	21.69	95.2%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.10	94.9%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	27.42	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.08	96.3%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.08	100.0%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	14.76	99.3%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.43	96.7%	Whole Foods
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ		100.0%		66,787	72,170	11.15	77.7%
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	14.60	91.1%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		10,237	148,383	29.14	100.0%	(Safeway)
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	17.47	96.0%	Sprouts Farmers Market
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.19	93.6%		Hobby Lobby, Dollar Tree
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		145,762	154,124	11.03	94.7%	US Foods	Ross Dress for Less
Entrada de Oro	Tucson, AZ		100.0%		88,665	109,075	17.71	93.4%	Walmart Neighborhood Market
Madera Village	Tucson, AZ		100.0%		96,697	106,858	12.16	97.9%	Safeway	Walgreens, Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.77	99.2%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ		100.0%		150,109	343,237	24.44	98.7%		(Home Depot), (Jo Ann Fabric) Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	16.51	77.0%		(Osco Drug)
Arizona Total:	# of Properties:	23			2,216,290	3,875,750	16.39	93.9%
Arkansas
Markham Square	Little Rock-N. Little Rock, AR		100.0%		124,284	124,284	8.28	93.6%		Burlington Coat Factory, Ross Dress for Less
Markham West	Little Rock-N. Little Rock, AR		100.0%		178,500	178,500	10.14	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Westgate	Little Rock-N. Little Rock, AR		100.0%		52,626	52,626	10.82	99.5%		Stein Mart
Arkansas Total:	# of Properties:	3			355,410	355,410	9.56	97.7%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach et al, CA		100.0%		171,551	171,551	39.80	95.0%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA		100.0%		90,805	90,805	23.15	96.0%	Ralph's	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach et al, CA		100.0%		75,486	75,486	13.58	100.0%	Superior Grocers	Dollar Tree
Westminster Center	Los Angeles-Long Beach et al, CA		100.0%		417,567	440,437	18.28	97.4%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness

Weingarten Realty Investors
Property Listing
As of September 30, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.18	96.4%	Food 4 Less	Bally Total Fitness
Marshalls Plaza	Modesto, CA		100.0%		78,752	85,952	15.13	88.1%		Marshalls, Dress Barn, Guitar Center
Shasta Crossroads	Redding, CA		100.0%		121,183	121,183	17.59	95.0%	Food Maxx	(Target)
Shasta Crossroads (II)	Redding, CA		40.0%	(1)(3)	30,313	206,356	13.84	100.0%	(Food Maxx)	(Target), Sports Authority
Chino Hills Marketplace	Riverside et al, CA		100.0%		310,920	310,920	20.29	93.5%	Von’s	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside et al, CA		100.0%		208,656	307,826	19.05	97.3%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside et al, CA		100.0%		184,809	194,342	20.91	96.4%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside et al, CA		100.0%		124,431	258,734	16.22	99.2%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside et al, CA		67.0%	(1)(3)	106,821	434,450	22.70	73.8%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento-Arden et al, CA		100.0%		93,398	93,398	16.97	96.1%	Bel Air Market
Prospectors Plaza	Sacramento-Arden et al, CA		100.0%		243,907	252,521	19.48	97.2%	SaveMart	Kmart, CVS, Ross
Summerhill Plaza	Sacramento-Arden et al, CA		100.0%		128,835	128,835	11.50	93.8%	Raley’s	Dollar Tree
Valley	Sacramento-Arden et al, CA		100.0%		98,240	107,005	17.85	90.0%	Raley's
El Camino Promenade	San Diego-Carlsbad et al, CA		100.0%		129,676	129,676	23.97	95.7%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad et al, CA		100.0%		120,829	135,089	19.16	96.9%	Von’s	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad et al, CA		100.0%		35,880	81,086	32.73	93.6%	(Albertsons)
580 Market Place	San Francisco-Oakland et al, CA		100.0%		100,097	100,097	29.21	97.3%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland et al, CA		100.0%		194,601	368,701	22.60	99.2%	Raley’s	24 Hour Fitness, (Walgreens)
Greenhouse Marketplace	San Francisco-Oakland et al, CA		100.0%		146,658	236,427	19.54	99.4%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Silver Creek Plaza	San Jose-Sunnyvale et al, CA		100.0%		132,925	202,820	23.51	99.4%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	14.57	99.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa-Petaluma, CA		100.0%		194,569	200,011	14.19	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	20.28	91.7%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	19.21	99.2%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	28			4,055,257	5,261,349	20.01	96.0%
Colorado
Aurora City Place	Denver-Aurora, CO		50.0%	(1)(3)	180,478	542,956	15.83	92.7%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora, CO		100.0%		78,148	272,658	25.95	100.0%	(Super Target)	Sports Authority, PetSmart
CityCenter Englewood	Denver-Aurora, CO		51.0%	(1)(3)	137,242	359,103	16.32	87.1%		(Walmart), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness
Crossing at Stonegate	Denver-Aurora, CO		51.0%	(1)(3)	55,632	109,082	15.42	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora, CO		100.0%		144,553	270,548	10.58	96.9%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora, CO		50.0%	(1)(3)	28,440	114,881	21.18	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora, CO		50.0%	(1)(3)	38,349	129,398	26.10	93.4%	(Albertsons)
River Point at Sheridan	Denver-Aurora, CO		100.0%		228,372	561,505	17.39	94.9%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Thorncreek Crossing	Denver-Aurora, CO		51.0%	(1)(3)	108,185	386,127	16.40	99.4%	Sprouts, (Super Target)	Barnes & Noble, Cost Plus, Michaels, OfficeMax, Dollar Tree
Westminster Plaza	Denver-Aurora, CO		50.0%	(1)	48,506	111,113	18.23	98.1%	Safeway	(Walgreens)
Colorado Total:	# of Properties:	10			1,047,905	2,857,371	16.89	95.1%

Weingarten Realty Investors
Property Listing
As of September 30, 2014

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Florida
Argyle Village	Jacksonville, FL	100.0%		315,432	315,432	10.68	92.5%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL	50.0%	(1)(3)	42,284	180,578	13.31	100.0%		T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village - St. Augustine	Jacksonville, FL	70.0%	(1)	8,542	64,180	15.89	78.5%		(Epic Theaters)
Kernan Village	Jacksonville, FL	50.0%	(1)(3)	42,579	288,780	15.74	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons	Miami-Fort Lauderdale et al, FL	100.0%		117,515	117,515	22.26	96.5%	4th Generation Market	Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale et al, FL	100.0%		131,723	179,937	13.19	95.8%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale et al, FL	100.0%		139,462	266,761	19.52	90.8%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Flamingo Pines	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	25,373	148,840	17.10	97.6%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	72,284	405,145	19.53	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	46,720	236,628	17.16	96.5%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	59,203	316,272	14.65	99.6%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL	25.0%	(1)(3)	19,080	84,597	14.26	86.4%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	22,173	132,564	16.00	93.4%	Publix	CVS
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL	100.0%		161,429	161,429	15.68	97.0%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale et al, FL	100.0%		110,081	110,081	15.84	98.1%	Winn Dixie
Sea Ranch Centre	Miami-Fort Lauderdale-Pompano Beach, FL	100.0%		98,889	98,889	17.28	89.4%	Publix	CVS, Dollar Tree
Alafaya Square	Orlando, FL	20.0%	(1)(3)	35,195	175,977	12.37	81.3%	Publix
Clermont Landing	Orlando, FL	65.1%	(1)(3)	110,396	339,294	16.78	96.5%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Landing	Orlando, FL	50.0%	(1)	129,512	259,024	13.63	100.0%		PetSmart, Sports Authority, Bed Bath & Beyond, buybuy BABY
Colonial Plaza	Orlando, FL	100.0%		498,994	498,994	13.88	98.1%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
International Drive Value Center	Orlando, FL	20.0%	(1)(3)	37,073	185,365	9.15	92.3%		Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx
Marketplace at Seminole Towne Center	Orlando, FL	100.0%		310,192	492,105	15.02	99.7%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando, FL	100.0%		145,644	145,644	27.24	100.0%	Whole Foods	Golf Galaxy, Michaels
Phillips Landing	Orlando, FL	100.0%		66,218	286,033	18.95	95.5%	(Walmart Supercenter)	Planet Fitness
The Marketplace at Dr. Phillips	Orlando, FL	20.0%	(1)(3)	65,218	326,090	22.41	98.7%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
The Shoppes at South Semoran	Orlando, FL	100.0%		101,611	101,611	12.07	94.5%	Walmart Neighborhood Market	Dollar Tree
Winter Park Corners	Orlando, FL	100.0%		102,382	102,382	19.97	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne et al, FL	25.0%	(1)(3)	40,880	177,471	11.81	95.5%	Publix	Bealls
Pineapple Commons	Port St. Lucie-Fort Pierce, FL	20.0%	(1)(3)	50,023	264,468	14.83	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Quesada Commons	Punta Gorda, FL	25.0%	(1)(3)	14,722	58,890	13.39	95.4%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL	25.0%	(1)(3)	10,253	63,108	19.05	90.2%	(Publix)	Petco, (Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL	25.0%	(1)(3)(4)	980	3,921	N/A	100.0%	(Publix)	Chick-fil-A, (Walgreens)
Countryside Centre	Tampa-St. Petersburg et al, FL	100.0%		248,253	248,253	14.31	96.0%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg et al, FL	20.0%	(1)(3)	26,661	133,306	14.09	82.4%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg et al, FL	100.0%		376,957	574,588	16.14	92.8%	(Albertsons)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg et al, FL	100.0%		154,118	154,118	13.68	95.4%	The Fresh Market	Bed Bath & Beyond

Weingarten Realty Investors
Property Listing
As of September 30, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Sunset 19	Tampa-St. Petersburg et al, FL		100.0%		275,910	275,910	12.05	99.6%		Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	37			4,250,861	8,011,080	15.48	96.2%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		199,594	397,295	17.83	93.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square	Atlanta-Sandy Springs et al, GA		100.0%		181,333	181,333	8.91	85.7%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs et al, GA		100.0%		27,747	81,886	17.70	95.0%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA		100.0%		196,283	228,003	13.95	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dacula Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		24,140	116,943	22.47	86.4%	(Kroger)
Dallas Commons	Atlanta-Sandy Springs et al, GA		100.0%		25,158	95,262	23.31	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs et al, GA		100.0%		76,611	76,611	14.42	91.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		137,693	332,889	16.22	100.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	20,586	102,931	12.95	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs et al, GA		100.0%		373,621	373,621	19.27	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	13,681	72,207	16.77	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs et al, GA		100.0%		45,758	115,983	24.98	86.7%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs et al, GA		100.0%		140,497	318,387	16.97	95.0%	(Super Target)	Staples, T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs et al, GA		100.0%		201,979	201,979	13.67	92.9%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	15			1,667,681	2,790,917	15.97	95.1%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.61	91.2%	Kroger
Regency Shopping Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	14.08	88.1%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY		100.0%		198,372	203,532	13.39	98.2%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville, KY-IN		100.0%		168,697	218,107	12.71	97.6%	Kroger	(PetSmart), (TJ Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			634,305	761,919	12.84	94.4%
Louisiana
14/Park Plaza	Lake Charles, LA		100.0%		172,068	172,068	7.41	58.1%		Conn’s, Anna's Linens, Family Dollar, Citi Trends
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.33	100.0%	Albertsons	Kmart, Dollar Tree, Planet Fitness
Southgate	Lake Charles, LA		100.0%		155,789	155,789	10.57	83.8%	Market Basket	Office Depot, Books-A-Million
Danville Plaza	Monroe, LA		100.0%		136,368	136,368	5.76	96.3%	County Market	Citi Trends, Surplus Warehouse
Manhattan Place	New Orleans-Metairie-Kenner, LA		100.0%		137,315	276,615	13.80	86.1%		(Target), Ross Dress for Less, Stage, K&G Fashion
Louisiana Total:	# of Properties:	5			709,514	965,988	9.40	82.9%

Weingarten Realty Investors
Property Listing
As of September 30, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Maryland
Pike Center	Washington, DC-VA-MD-WV		100.0%		80,988	80,988	56.20	100.0%		T.G.I. Friday's, Ethan Allen, Pier 1
Maryland Total:	# of Properties:	1			80,988	80,988	56.20	100.0%
Missouri
Ballwin Plaza	St. Louis, MO-IL		100.0%		201,115	201,115	8.49	84.0%	Schnucks	Michaels
Western Plaza	St. Louis, MO-IL		50.0%	(1)(3)	28,367	56,734	7.84	96.5%		Value Village
Missouri Total:	# of Properties:	2			229,482	257,849	8.43	85.6%
Nevada
Best in the West	Las Vegas-Paradise, NV		100.0%		428,066	428,066	16.68	98.6%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons	Las Vegas-Paradise, NV		100.0%		332,890	367,544	16.23	99.3%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Paradise, NV		100.0%		167,654	195,367	11.94	93.9%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Paradise, NV		100.0%		14,658	241,700	26.31	100.0%	(WinCo Foods)	(Target), Hobby Lobby
Eastern Horizon	Las Vegas-Paradise, NV		100.0%		65,848	353,538	20.77	95.4%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Paradise, NV		100.0%		116,973	148,815	11.35	89.4%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Paradise Marketplace	Las Vegas-Paradise, NV		100.0%		78,077	152,672	18.46	89.1%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Paradise, NV		100.0%		273,916	273,916	13.65	97.2%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV		100.0%		136,339	136,339	13.23	95.8%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Paradise, NV		100.0%		84,711	161,837	12.28	100.0%	Smith’s Food
Tropicana Beltway	Las Vegas-Paradise, NV		100.0%		246,483	617,821	18.23	97.5%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, Sports Authority
Tropicana Marketplace	Las Vegas-Paradise, NV		100.0%		69,475	142,643	19.64	74.9%	(Smith’s Food)	Family Dollar
Westland Fair North	Las Vegas-Paradise, NV		100.0%		211,755	598,213	17.22	85.9%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties:	12			2,226,845	3,818,471	15.72	95.1%
New Mexico
Eastdale	Albuquerque, NM		100.0%		119,091	119,091	7.43	91.3%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	21.25	98.5%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	2			231,757	259,087	14.38	94.8%
North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC		100.0%		120,674	328,276	16.95	95.8%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Gastonia et al, NC-SC		100.0%		42,183	444,803	24.37	93.2%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham, NC		100.0%		40,875	40,875	18.48	100.0%	Whole Foods Market
Chatham Crossing	Durham, NC		25.0%	(1)(3)	24,039	96,155	12.92	88.5%	Lowes Foods	CVS
Hope Valley Commons	Durham, NC		100.0%		81,371	81,371	22.78	98.0%	Harris Teeter
Avent Ferry	Raleigh-Cary, NC		100.0%		119,652	119,652	18.21	91.4%	Food Lion	Family Dollar
Capital Square	Raleigh-Cary, NC		100.0%		143,063	143,063	7.56	100.0%	Food Lion
Falls Pointe	Raleigh-Cary, NC		100.0%		112,199	198,549	16.74	98.9%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh-Cary, NC		100.0%		90,155	90,155	15.37	100.0%	Harris Teeter
Leesville Town Centre	Raleigh-Cary, NC		100.0%		127,106	127,106	19.36	93.8%	Harris Teeter	Rite Aid

Weingarten Realty Investors
Property Listing
As of September 30, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Northwoods Market	Raleigh-Cary, NC		100.0%		77,802	77,802	11.60	91.2%	Walmart Neighborhood Market	Dollar Tree
Six Forks Station	Raleigh-Cary, NC		100.0%		467,660	467,660	10.63	95.5%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh-Cary, NC		100.0%		188,437	188,437	12.62	99.0%	Harris Teeter	Stein Mart, Rite Aid
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	19.00	91.1%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,483	89,483	19.70	100.0%	Harris Teeter
North Carolina Total:	# of Properties:	15			1,787,715	2,556,403	14.46	96.3%
Oklahoma
Town and Country	Oklahoma City, OK		100.0%		128,231	128,231	6.90	91.3%		Big Lots, Westlake Hardware, Aaron Rents
Oklahoma Total:	# of Properties:	1			128,231	128,231	6.90	91.3%
Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	14,790	140,227	18.40	95.9%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver et al, OR-WA		100.0%		97,177	97,177	13.50	95.2%	Safeway
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	7,904	39,520	24.40	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	14.86	95.6%
South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC		25.0%	(1)(3)	21,686	86,746	15.76	96.8%	The Fresh Market	Dollar Tree
South Carolina Total:	# of Properties:	1			21,686	86,746	15.76	96.8%
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.58	100.0%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	8.98	95.6%	Kroger	Stein Mart, Marshalls, HomeGoods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR		100.0%		61,838	66,838	13.56	84.6%	Kroger	Stein Mart, Marshalls, HomeGoods
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.44	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	20.92	94.8%		(Target), Best Buy, Sports Authority, PetSmart, Staples
Tennessee Total:	# of Properties:	5			694,005	848,345	13.39	96.0%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	13.72	82.5%	United Supermarket	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock-San Marcos, TX		100.0%		351,099	351,099	16.37	98.0%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	302,460	14.88	94.0%		(Target), (Toys “R” Us), Anna's Linens, Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	21.50	32.2%		(Lowe's)
Moore Plaza	Corpus Christi, TX		100.0%		371,650	599,622	14.49	98.0%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX		100.0%		26,088	88,008	23.70	95.4%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	47,852	68,360	11.54	74.8%		Conn's
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX		100.0%		40,513	121,689	21.75	86.1%	(Tom Thumb)	(Walgreens)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	13.97	100.0%	Sprouts Farmers Market	Sports Authority, PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, Anna’s Linens, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,366	361,832	16.22	98.5%		Babies "R" Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10/Federal	Houston-Baytown-Sugar Land, TX		15.0%	(1)	19,871	132,472	8.53	99.2%	Sellers Bros.	Palais Royal, Harbor Freight Tools

Weingarten Realty Investors
Property Listing
As of September 30, 2014

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
1919 North Loop West	Houston-Baytown-Sugar Land, TX	100.0%		138,058	138,058	N/A	75.7%		State of Texas
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX	100.0%		59,120	59,120	21.85	100.0%	Trader Joe's	PetSmart
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX	100.0%		35,081	41,273	26.78	100.0%	Randall’s
Blalock Market at I-10	Houston-Baytown-Sugar Land, TX	100.0%		97,277	97,277	16.19	100.0%	99 Ranch Market
Braeswood Square	Houston-Baytown-Sugar Land, TX	100.0%		104,778	104,778	12.90	100.0%	Belden’s	Walgreens
Broadway	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,191	74,604	7.80	92.1%		Big Lots, Family Dollar
Centre at Post Oak	Houston-Baytown-Sugar Land, TX	100.0%		183,940	183,940	31.07	98.3%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Citadel Plaza	Houston-Baytown-Sugar Land, TX	100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,678	84,517	11.21	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-Baytown-Sugar Land, TX	100.0%		186,721	283,381	9.58	97.6%	Kroger	Babies “R” Us
Cypress Station	Houston-Baytown-Sugar Land, TX	100.0%		140,924	140,924	13.57	78.4%		David's Bridal
Fiesta Village	Houston-Baytown-Sugar Land, TX	15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-Baytown-Sugar Land, TX	100.0%		210,370	210,370	10.69	98.5%	Randall’s	Office Depot, Palais Royal, Spec's
Glenbrook Square	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,684	77,890	9.48	94.6%	Kroger
Griggs Road	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,017	80,116	12.60	48.1%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	14,016	93,438	18.00	91.3%		Fallas Paredes
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza	Houston-Baytown-Sugar Land, TX	100.0%		71,277	71,277	8.89	100.0%	Kroger
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	100.0%		180,226	279,226	14.79	100.0%		Conn’s, Walgreens, (Michaels), (DSW)
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	15.0%	(1)	25,740	171,599	11.36	100.0%	Sellers Bros.	Famsa, Dollar Tree, Fallas Paredes
Lawndale	Houston-Baytown-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.61	97.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.79	94.4%	Kroger
Little York Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.44	85.1%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-Baytown-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.73	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-Baytown-Sugar Land, TX	100.0%		388,865	388,865	19.38	97.9%		Old Navy, Home Goods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase	Houston-Baytown-Sugar Land, TX	100.0%		84,084	84,084	19.29	90.5%	Whole Foods Market
Northbrook Center	Houston-Baytown-Sugar Land, TX	100.0%		174,181	174,181	13.97	97.4%	Randall’s	Office Depot, Citi Trends, Anna’s Linens, Dollar Tree
Oak Forest	Houston-Baytown-Sugar Land, TX	100.0%		151,324	151,324	13.63	97.2%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Palmer Plaza	Houston-Baytown-Sugar Land, TX	100.0%		95,251	195,231	9.37	93.3%		Dollar Tree
Randall's/Kings Crossing	Houston-Baytown-Sugar Land, TX	100.0%		126,397	126,397	16.59	96.5%	Randall’s	CVS
Richmond Square	Houston-Baytown-Sugar Land, TX	100.0%		92,356	92,356	21.54	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-Baytown-Sugar Land, TX	100.0%		71,265	71,265	29.60	100.0%	Kroger
River Oaks West	Houston-Baytown-Sugar Land, TX	100.0%		248,663	248,663	29.61	95.7%	Kroger	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank
Rose-Rich	Houston-Baytown-Sugar Land, TX	100.0%		102,641	102,641	8.62	76.1%		Family Dollar, Palais Royal
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX	100.0%		184,354	184,354	8.78	93.7%		Rexel
Shops at Kirby Drive	Houston-Baytown-Sugar Land, TX	100.0%		10,000	10,000	27.59	100.0%		Freebirds Burrito
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	70.0%	(1)	173,060	277,871	13.35	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-Baytown-Sugar Land, TX	15.0%	(1)	18,789	125,260	10.15	94.6%	Food-A-Rama	CVS, Family Dollar, Palais Royal

Weingarten Realty Investors
Property Listing
As of September 30, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Spring Plaza	Houston-Baytown-Sugar Land, TX		15.0%	(1)	8,258	55,056	9.01	100.0%	Sellers Bros.	Family Dollar
Stella Link	Houston-Baytown-Sugar Land, TX		100.0%		70,087	70,087	9.40	70.7%	Sellers Bros.	Spec’s
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.0%		141,346	299,167	15.77	89.0%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX		57.8%	(1)(3)	283,399	490,734	23.68	99.0%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
Westchase Center	Houston-Baytown-Sugar Land, TX		100.0%		232,074	331,624	15.39	87.0%	Randall's	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-Baytown-Sugar Land, TX		100.0%		128,791	128,791	15.59	92.0%		Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens
Independence Plaza	Laredo, TX		100.0%		347,302	347,302	12.47	97.5%	H-E-B	TJ Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX		100.0%		243,596	485,463	14.15	97.8%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX		100.0%		135,373	143,015	15.96	100.0%	H-E-B
Angelina Village	Lufkin, TX		100.0%		248,199	248,199	9.31	94.3%		Kmart, Conn's
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	143,968	500,067	10.67	98.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	20,315	243,821	22.46	81.3%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	56,456	301,174	19.67	95.6%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	37,432	74,865	17.30	95.4%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	176,520	484,949	15.06	98.1%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	51,851	103,702	12.49	100.0%	H-E-B
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,346	176,693	11.80	99.0%	H-E-B	Bealls
Fiesta Trails	San Antonio, TX		100.0%		306,370	482,370	15.20	95.6%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco, Anna’s Linens
Parliament Square II	San Antonio, TX		100.0%	(4)	54,541	54,541	8.71	100.0%		Incredible Pizza
Thousand Oaks	San Antonio, TX		15.0%	(1)	24,301	162,009	10.81	94.9%	H-E-B	Bealls, Tuesday Morning
Valley View	San Antonio, TX		100.0%		91,544	91,544	10.66	95.7%		Marshalls, Dollar Tree
Westwood Center	San Antonio, TX		100.0%		68,674	77,679	18.55	80.9%		(Walmart)
Broadway	Tyler, TX		100.0%		60,447	60,447	7.83	85.4%		Stein Mart
Texas Total:	# of Properties:	73			8,067,950	13,173,930	15.40	95.1%
Utah
DDS Office Building	Salt Lake City, UT		100.0%		27,300	27,300	N/A	100.0%
Taylorsville Town Center	Salt Lake City, UT		100.0%		90,157	139,007	17.88	91.0%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.03	81.0%	Wal-Mart	(Target), Petco, Office Depot
Utah Total:	# of Properties:	3			299,556	471,206	15.41	85.7%
Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,012	16.91	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,860	96,860	15.80	91.4%	Red Apple Grocers	Walgreens
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	25.60	99.0%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	19.80	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.84	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			203,048	567,003	18.68	95.1%
Total Operating Properties	# of Properties:	248			29,028,357	47,404,967

Weingarten Realty Investors
Property Listing
As of September 30, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
New Development
Maryland
Nottingham Commons	Baltimore-Towson, MD		100.0%	(2)
Maryland Total:	# of Properties:	1
North Carolina
Wake Forest Crossing II	Raleigh-Cary, NC		100.0%	(2)
North Carolina Total:	# of Properties:	1
Virginia
Hilltop Village	Washington, DC-VA-MD-WV		100.0%	(1)(2)
Virginia Total:	# of Properties:	1
Total New Developments	# of Properties:	3
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761
Lon Adams Rd at Tangerine Farms Rd, Marana						422,532
Southern Avenue and Signal Butte Road, Mesa						63,162
Arizona Total:						798,455
Colorado
Highway 85 and Highway 285, Sheridan						642,946
Colorado Total:						642,946
Florida
Young Pines and Curry Ford Rd, Orange County						82,764
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
SR 207 at Rolling Hills Dr, St. Augustine						228,254
Florida Total:						603,306
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						3,554,496
Georgia Total:						3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas						328,340
Nevada Total:						328,340

Weingarten Realty Investors
Property Listing
As of September 30, 2014

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh					118,483
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,329,863
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					388,120
I-30 & Horne Street, Ft Worth, TX					58,370
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Kirkwood at Dashwood Drive, Houston					321,908
Mesa Road at Tidwell, Houston					75,009
Northwest Freeway at Gessner, Houston					184,564
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,521,986
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd at A.W. Grimes Blvd, Round Rock					57,499
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd, San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					15,302,372
Total Unimproved Land					25,613,357

Other Topics of Interest

Weingarten Realty Investors
Portfolio Transformation
as of September 30, 2014
(at pro rata share)
(in thousands, except percentages and # of units)

					% Increase	% Increase
	1/1/2008	Acquisitions (2)	Dispositions (2)	9/30/2014	2008 - 3Q'14	Acq vs Disp
# of Properties	327	30	109	248
GLA SF	37,800	4,500	13,600	28,700
Average Base Rent PSF	$12.57	$19.36	$11.45	$15.95	27%	69%
Average HH Income (1)	$71	$97	$70	$82	16%	39%
Households (1)	39	55	35	43	10%	57%
Population (1)	102	126	89	109	7%	43%
College Graduates (1)	35.6%	55.0%	39.6%	42.8%	20%	39%
Grocer Sales PSF	$460	$723	$408	$558	21%	77%
Volume		$700,000	$2,400,000

Notes:
Excludes non-retail properties
(1) Weighted by ABR
(2) As of 9/30/14